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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   ----------

                                    FORM 8-K

                                   ----------


        Current report pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


        Date of Report (date of earliest event reported): March 24, 2000
                                                          --------------


                        BRIDGESTREET ACCOMMODATIONS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)



         DELAWARE                        000-22843                04-3327773
------------------------------     ----------------------    -------------------
State or other jurisdiction of     Commission File Number       IRS Employer
      incorporation                                          Identification No.



                              2242 PINNACLE PARKWAY
                            TWINSBURG, OH 44087-9904
                    ----------------------------------------
                    (Address of principal executive offices)




                                 (330) 405-6060
                         -------------------------------
                         (Registrant's telephone number,
                              including area code)


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ITEM 5.  OTHER EVENTS.

     Set forth below is the text of a press release filed under the cover of
Schedule 14A with the Securities and Exchange Commission on March 24, 2000 announcing the execution of an Agreement and Plan of Merger among the Company, Meristar Hotels & Resorts, Inc. and Meristar Brooklyn, Inc. Included with this filing as exhibits 2.1 and 10.1, respectively, are the Agreement and Plan of Merger and that certain Stockholders' Agreement executed by certain directors and officers of the Company in connection therewith (the "Stockholders' Agreement"). The Stockholders' Agreement provides that certain stockholders, including Lynda Clutchey, John E. Danneberg, David B. Hammond, William N. Hulett, III, Stephen J. Ruzika, Jerry Sue Thornton and Paul M. Verrochi, have each agreed to vote his or her shares in favor of the approval of the Merger Agreement and against any proposal that would adversely affect the adoption of the Merger Agreement and the consummation of the merger contemplated thereby. In furtherance of this arrangement, each of the stockholders has appointed Meristar Hotels & Resorts, Inc. proxy to vote his or her BridgeStreet common stock in furtherance of the obligations of the stockholders under the Stockholders' Agreement. In addition, also under the terms of the Stockholders' Agreement, each of the stockholders has granted to MeriStar Hotels & Resorts, Inc. an option to purchase his or her shares of BridgeStreet common stock upon the termination of the Merger Agreement under certain circumstances.

              BRIDGESTREET ACCOMMODATIONS, INC. REACHES DEFINITIVE
            AGREEMENT TO MERGE WITH MERISTAR HOTELS AND RESORTS, INC.

     CLEVELAND, March 24, 2000-BridgeStreet Accommodations, Inc. (AMEX:BDS) today announced that it has agreed to be acquired by MeriStar Hotels & Resorts, Inc. (NYSE:MMH), the nation's largest independent management company, in a merger in which each outstanding share of BridgeStreet would be exchanged for $1.50 in cash plus 0.5 share of MeriStar common stock. Total consideration per share of BridgeStreet is estimated to be approximately $3.00. The merger is subject to approval of the stockholders of BridgeStreet and other customary conditions.

     The $35 million projected aggregate value of the transaction includes $24 million for the approximately 8 million outstanding shares of BridgeStreet common stock plus $11 million to retire BridgeStreet's existing debt.

     John Danneberg, president and chief executive officer, stated, "The merger with MeriStar will strengthen BridgeStreet's ability to serve its customers in the increasingly competitive corporate extended stay market. MeriStar's financial and marketing resources will enhance BridgeSteet's ability to expand its domestic and international operations. With the focus on Fortune 2000 business travelers and major consulting companies, there are good marketing synergies between the two companies."

     BridgeStreet offers upscale, fully furnished apartments, townhouses and condominiums primarily for business travelers and relocating corporate executives who need lodging for one night up to several months or more. A typical unit is considerably larger and its cost per night considerably lower than traditional and extended-stay hotels. The company's diverse customer base centers on Fortune 2000 corporations, professional firms and travel-wise individuals.


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     BridgeStreet's toll-free number is 1-800-B-STREET for calls from the U.S.
or Canada. Feel free to visit our web site at WWW.BRIDGESTREET.COM.

     MeriStar Hotels & Resorts operates 235 hospitality and leisure properties with more than 46,000 rooms and 10 golf courses in 34 states, the District of Colombia, Canada, Puerto Rico and the U.S. Virgin Islands. For more information about MeriStar Hotels & Resorts, visit MeriStar's web site: WWW.MERISTAR.COM.

     This release contains forward-looking statements, which involve risks and uncertainties. The company's actual results may differ significantly from results discussed in the forward-looking statements due to a number of important factors, including, but not limited to, the company's planned rapid expansion, risks related to acquisition financing, dependence on third parties, market acceptance of the company's brand name, and factors affecting travel. These factors are more fully discussed in the company's Registration Statement on Form S-4 filed with the Securities and Exchange Commission (File No. 333-39187).

     ALL STOCKHOLDERS OF BRIDGESTREET ARE URGED TO READ BRIDGESTREET'S PROXY STATEMENT RELATING TO THE SPECIAL MEETING OF BRIDGESTREET'S STOCKHOLDERS THAT WILL BE CALLED FOR THE PURPOSE OF APPROVING THE MERGER WHEN THE PROXY STATEMENT IS AVAILABLE BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ACQUISITION DESCRIBED IN THIS PRESS RELEASE. SUCH INFORMATION WILL INCLUDE THE STOCK OWNERSHIP AND OTHER INTERESTS IN THE TRANSACTION OF BRIDGESTREET'S DIRECTORS AND EXECUTIVE OFFICERS, WHO WILL BE PARTICIPATING IN THE SOLICITATION OF PROXIES RELATED TO THE TRANSACTION, AND MERISTAR'S EXECUTIVE OFFICERS, WHO MAY BE PARTICIPATING IN THE SOLICITATION OF SUCH PROXIES.

     ONCE COMPLETED, BRIDGESTREET WILL MAIL ITS PROXY STATEMENT TO EACH OF ITS STOCKHOLDERS. THE COMPANY'S PROXY STATEMENT, AND ANY OTHER RELEVANT DOCUMENTS, WILL BE AVAILABLE FOR FREE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE (WWW.SEC.GOV). FURTHER, WHEN THEY ARE AVAILABLE, THE COMPANY'S NOTICE OF MEETING AND PROXY STATEMENT WILL BE AVAILABLE FOR FREE FROM THE COMPANY BY CONTACTING INVESTOR RELATIONS, AT 330-405-6060.


                                      * * *


For further information contact: BridgeStreet Accommodations, Inc.

                                 John E. Danneberg, President and CEO,
                                 (330) 405-6060

                                 WWW.BRIDGESTREET.COM


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ITEM 7.  FINANCIAL STATEMENT AND EXHIBITS.

(c) Exhibits

     The following Exhibits are filed with this Current Report on Form 8-K:

Exhibit Number      Description
--------------      -----------

2.1 Agreement and Plan of Merger, dated as of March 23, 2000, among BridgeStreet Accommodations, Inc., MeriStar Hotels & Resorts, Inc., and MeriStar Brooklyn, Inc.

10.1 Stockholders' Agreement, dated as of March 23, 2000, among MeriStar Hotels & Resorts Inc., MeriStar Brooklyn, Inc., and certain officers and directors of BridgeStreet Accommodations, Inc.





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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       BRIDGESTREET ACCOMMODATIONS, INC.


                                       By: /s/ John E. Danneberg
                                           -----------------------------------
                                           John E. Danneberg
                                           President and Chief Executive Officer


Dated: April 4, 2000



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EXHIBIT INDEX.

Exhibit Number      Description
--------------      -----------

2.1 Agreement and Plan of Merger, dated as of March 23, 2000, among BridgeStreet Accommodations, Inc., MeriStar Hotels & Resorts, Inc., and MeriStar Brooklyn, Inc.

10.1 Stockholders' Agreement, dated as of March 23, 2000, among MeriStar Hotels & Resorts Inc., MeriStar Brooklyn, Inc., and certain officers and directors of BridgeStreet Accommodations, Inc.



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